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                                                                    Exhibit 23.1
                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of ConMat Technologies, Inc. on Form S-8 of our report dated March 2, 2000 appearing in the Annual Report on Form 10-KSB of ConMat Technologies, Inc. for the year ended December 31, 1999.

                                                       COGEN SKLAR LLP

Bala Cynwyd, Pennsylvania
September 29, 2000